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                                                                       EXHIBIT 2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-76570) of Dynegy Inc. of our report dated September 28, 2001 relating to the financial statements of the Illinois Power Company Incentive Savings Plan for Employees Covered Under a Collective Bargaining Agreement, which appears in this Form 11-K.



PricewaterhouseCoopers LLP
St. Louis, Missouri
June 28, 2002




















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